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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 21, 2003

Packaging Corporation of America
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-15399 (Commission File Number)	36-4277050 (IRS Employer Identification No.)
1900 West Field Court, Lake Forest, Illinois 60045 (Address of Principal Executive Offices, including Zip Code)
(847) 482-3000 (Registrant's Telephone Number, Including Area Code)

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

        (C)    Exhibits

          99.1    Press Release dated April 21, 2003.

Item 9.    Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).

        The following information is being furnished under Item 12 of Form 8-K "Results of Operations and Financial Condition" and is included under this Item 9 in accordance with SEC Release No. 33-8216 (March 27, 2003).

        On April 21, 2003, we issued a press release announcing first quarter 2003 financial results and providing earnings guidance for the second quarter of 2003. The press release is filed as Exhibit 99.1 to this report on Form 8-K and is incorporated herein by reference.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACKAGING CORPORATION OF AMERICA (Registrant)
	By:	/s/ PAUL T. STECKO Chairman and Chief Executive Officer (Authorized Officer)
	By:	/s/ RICHARD B. WEST Senior Vice President, Chief Financial Officer, and Corporate Secretary (Principal Financial Officer)
Date: April 21, 2003

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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
Item 9. Regulation FD Disclosure (Item 12. Results of Operations and Financial Condition).
SIGNATURES